UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2008 (April 21, 2008)

AFFINITY MEDIA INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51983	20-3315459
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 Sawtelle Blvd., Suite 470 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 479-1555

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AFFINITY MEDIA INTERNATIONAL CORP. (“AFFINITY”) AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF THE AFFINITY’S STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER OF HOTELS AT HOME, INC. WITH AND INTO A WHOLLY OWNED SUBSIDIARY OF AFFINITY (THE “MERGER”) AND RELATED MATTERS. STOCKHOLDERS OF AFFINITY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, AFFINITY’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH AFFINITY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ AFFINITY’S FINAL PROSPECTUS, DATED JUNE 5, 2006, ITS REPORT ON FORM 10KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, ITS REPORT ON FORM 10KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 AND OTHER REPORTS AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF AFFINITY’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS. THE DEFINITIVE PROXY STATEMENT OF AFFINITY WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO AFFINITY AT: 1850 SAWTELLE BLVD., SUITE 470, LOS ANGELES, CALIFORNIA, 90025. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND OTHER SEC FILINGS OF AFFINITY CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

Item 8.01 Other Events

As previously announced, on July 25, 2007, Affinity Media International Corp. (“Affinity”) and its wholly-owned subsidiary, Affinity Acquisition Subsidiary Corp., (“Affinity Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hotels at Home, Inc., a Delaware corporation (“Hotels”) and the stockholders of Hotels (the “Hotels Stockholders”), pursuant to which Hotels will merge into Affinity Sub and Hotels will become a wholly-owned subsidiary of Affinity (the “Merger”). On January 21, 2008, Affinity, Affinity Sub, Hotels and the Hotels Stockholders entered into an amendment to the Merger Agreement (the “Amendment”), pursuant to which certain terms of the Merger Agreement were amended and restated.

The Company’s special meeting of stockholders will be held on May 28, 2008 at 10:00 a.m. eastern time, at the offices of Ellenoff Grossman & Schole, LLP, located at 150 East 42nd Street, 11th Floor, New York, New York 10017. Stockholders of record as of April 29, 2008 will be invited to attend the special meeting and vote on the proposals relating to the merger with Hotels as disclosed in the proxy statement. A press release announcing the foregoing is attached to this report as Exhibit 99.1.

On November 13, 2007, Affinity filed a Preliminary Proxy on Schedule 14A with the Securities and Exchange Commission (the “SEC”) with respect to the special meeting of its stockholders it will call to approve the Merger Agreement and the transactions contemplated by the Merger Agreement. On February 13 and 14, 2008, Affinity filed Amendments Nos. 1 and 2, respectively, to the Preliminary Proxy on Schedule 14A with the SEC. The Company expects to file the Definitive Proxy with the SEC on or about April 30, 2008 and mail the Definitive Proxy to its stockholders on or about May 5, 2008.

The Company and its officers and directors may be deemed to have participated in the solicitation of proxies from the Company’s stockholders in favor of the approval of the Merger. Information concerning the Company’s directors and executive officers is set forth in the publicly filed documents of the Company. Stockholders may obtain more detailed information regarding the direct and indirect interests of the Company and its directors and executive officers in the merger by reading the preliminary and definitive proxy statements regarding the Merger, which are being filed with the Securities and Exchange Commission.

Additional Information and Where to Find It

 In connection with the proposed Merger and required stockholder approval, Affinity will file with the SEC a proxy statement which will be mailed to the stockholders of Affinity. Affinity’s stockholders are urged to read the proxy statement and other relevant materials when they become available as they will contain important information about the Merger. Affinity’s stockholders will be able to obtain a free copy of such filings at the SEC’s internet site (http://www.sec.gov). Copies of such filings will also be obtained, without charge, by directing a request to Affinity, 1850 Sawtelle Blvd., Suite 470, Los Angeles, California.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press release dated April 21, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY MEDIA INTERNATIONAL CORP.

Date: April 23, 2008	By:	/s/ Howard Cohl
Howard Cohl
President